Exhibit 10.3

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made and entered into as of January 8, 2009 and effective as of January 2, 2009, by and between ISCO International, Inc., a Delaware corporation (the “Company”) and Alexander Finance, L.P., an Illinois limited partnership (“Alexander”).

W I T N E S S E T H:

WHEREAS, on January 3, 2008, the Company and Alexander entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”); and

WHEREAS, the parties desire to amend the Registration Rights Agreement to provide for certain changes as more fully set forth herein.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  All capitalized terms used herein and not defined or amended herein shall have the meanings ascribed to them in the Registration Rights Agreement.

2. Amendments.  The parties hereby agree to amend the Registration Rights Agreement as follows:

a)	Delete the definition of “Approval Date” in Section 1 in its entirety.

b)	Replace the lead-in to Section 2(a) and Section 2(a)(i) their entirety with the following:

“(a) The Company shall:

(i)
prepare and file a registration statement with the Commission no later than June 30, 2009 pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities (the “Registration Statement”), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers the resale of such indeterminate number of additional shares of Common Stock as may be issued upon conversion of the Amended and Restated Notes by reason of stock splits, stock dividends or similar transactions.  The number of shares of Common Stock initially included in such Registration Statement shall be no less than 7,500,000, unless the SEC instructs the Company that a lesser number of shares of Common Stock will be permitted to be included in such Registration Statement, in which case the Registration Statement shall include the number of shares of Common Stock permitted by the SEC.  The Company shall, in accordance with applicable SEC rules, regulations, interpretations and practices, amend such Registration Statement or file additional Registration Statements to cover the number of additional shares of Common Stock that may be issued or issuable pursuant to the terms of the New Note in the event that the number of shares of Common Stock initially registered is insufficient or reduced in accordance with applicable SEC rules, regulations, interpretations and practices.  Nothing in the preceding sentence will limit the Company’s obligations to reserve shares of Common Stock pursuant to Section 3(d) of the New Note.  Thereafter the Company shall use its reasonable best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event on or prior to September 30, 2009, if Registration Statement is not reviewed by the Commission, or by November 30, 2009 if the Registration Statement is reviewed by the Commission (the “Effectiveness Deadline”).  Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date.”

c)	Replace Section 2(a)(viii) in its entirety with the following:

“(viii) If applicable, list the Registrable Securities covered by such Registration Statement with any and all securities exchange(s) and/or market(s) on which the Common Stock is then listed or quoted, and prepare and file any required filings with any such exchange(s) or market(s), if applicable.”

d)	Replace Section 2(b)(i)(A) in its entirety with the following:

“(A)  In the event that such Registration Statement has not been declared effective by the Effectiveness Deadline, or the Company at any time fails to issue unlegended Registrable Securities to the extent required by Section 7 of the Amendment Agreement, then the Company shall pay each Holder (other than (i) in the case of a Registration Statement not declared effective, a Holder of Registrable Securities that the Company could exclude from registration in accordance with Section 9 and (ii) in the case of a failure to issue unlegended certificates in accordance with the Amendment Agreement, a Holder that is not a party to, including as a permitted assignee bound to, the Amendment Agreement) a Monthly Delay Payment (as defined below) with respect to each successive 30-day period (or portion thereof appropriately prorated) thereafter that effectiveness of the Registration Statement is delayed or failure to issue such unlegended Registrable Securities persists.”

e)	Replace Section 2(b)(ii) in its entirety with the following:

“(ii) Intentionally Omitted.”

f)	Replace Section 2(f) in its entirety with the following:

“(f)  The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders’ due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Purchase Agreement) filed subsequent to January 2, 2009, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.  Notwithstanding the foregoing, the foregoing right shall not extend to any Holder (i) who is not a financial investor or entity or (ii) who, itself or through any affiliate, has any strategic business interest that would reasonably be expected to be in conflict with any business of the Company or its subsidiaries.”

g)	Replace Section 2(h) in its entirety with the following:

“(h) If the Holders become entitled, pursuant to an event described in clause (ii) and (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities.  The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in Section 5 below and cause such Registration Statement to become effective within 90 days of that date that the need to file the Registration Statement arose.  All of the registration rights and remedies under this Agreement shall apply to the registration of the resale of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for default payments contained herein.”

h)	Replace Section 13(c) in its entirety with the following:

“(c) Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, electronic transmission, mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be:

to the Company:

ISCO International, Inc.
1001 Cambridge Drive
Elk Grove Village, Illinois  60007
Telephone:  (847) 391-9400
Facsimile:   (847) 391-5015
Attention:  Gary Berger
E-mail: gary.berger@iscointl.com

with a copy to:

McGuireWoods LLP
77 West Wacker Drive
Suite 4100
Chicago, Illinois
Telephone:  (312) 321-7652
Facsimile:  (312) 698-4585
Attention:  Scott L. Glickson, Esq.
E-mail: sglickson@mcguirewoods.com

to the Lender:

Alexander Finance, LP
1560 Sherman Avenue
Evanston, Illinois
Telephone:  (847) 733-0232
Facsimile:   (847) 733-0339
Attention:  Bradford T. Whitmore
E-Mail: bwhitmore@gbros.com

with a copy to:

Reed Smith LLP
10 South Wacker Drive
Chicago, IL 60606-7507
Telephone:  (312) 207-1000
Facsimile:   (312) 207-6400
Attention:  Evelyn C. Arkebauer, Esq.
E-Mail: earkebauer@reedsmith.com

Any party hereto may from time to time change its address for notices by giving at least five days’ written notice of such changed address to the other parties hereto.”

3. Governing Law.  This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to choice of laws principles.

4. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

5. Full Force and Effect.  Except as specifically modified or amended by the terms of this Amendment, the Registration Rights Agreement and all provisions contained therein are, and shall continue, in full force and effect.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name : Gary Berger
Its: Chief Financial Officer

ALEXANDER FINANCE, L.P.

By:	/s/ Bradford Whitmore
Name: Bradford Whitmore
Title: President of Bun Partners, Inc.,
General Partner of Alexander Finance, L.P.

[Signature Page to First Amendment to Registration Rights Agreement]